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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 18, 2005
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                             Pioneer Railcorp, Inc.
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             (Exact name of registrant as specified in its charter)


                                      Iowa
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                 (State or other jurisdiction of incorporation)


          33-6658-C                                   37-1191206
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     (Commission File Number)               (IRS Employer Identification No.)


1318 S. Johanson Road
Peoria, Illinois                                                   61607
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code        (309) 697-1400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Pioneer Railcorp has entered into a replacement credit facility with National City Bank effective January 19, 2005 including a term loan for up to $16 million and a revolving note of up to $2 million. The facility provides for variable interest at a spread to the LIBOR interest rate ranging from 200 basis points to 275 basis points depending upon the Company's ratio of debt to earnings before interest, taxes, depreciation and amortization expense (EBITDA). The term note is to be amortized over seven years with a five-year balloon payment. The facility is collateralized by a security interest in all of the assets of each of Pioneer Railcorp's subsidiary railways, a pledge of the stock of each such company, and a guaranty from each of the Company's subsidiaries. The facility is subject to normal and customary covenants including financial covenants providing for a minimum tangible net worth, maximum debt to EBITDA ratio, and a minimum fixed charge coverage ratio. The facility will be repaid using income from operations. The material agreements are attached hereto and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER OFF-BALANCE ARRANGEMENT OF A REGISTRANT.

         National City has disbursed approximately $11 million of the proceeds in connection with the above-referenced credit facility. In addition, on February 16, 2005, Pioneer entered into an interest rate swap agreement with National City in conjunction with the $16 million term loan. The swap agreement exchanges the variable rate interest for a fixed rate of 4.30% until maturity of the term loan. A floating rate will be determined monthly to calculate settlement payments between Pioneer Railcorp and National City. National City will determine the floating rate monthly based on the 30-day LIBOR Index.

ITEM 9.01   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c)      Exhibits:

                    Exhibit 10.1           Loan Agreement
                    Exhibit 10.2           Term Promissory Note
                    Exhibit 10.3           Revolving Credit Promissory Note
                    Exhibit 10.4           Pledge and Security Agreement
                    Exhibit 10.5           Form of Subsidiary Security Agreement
                    Exhibit 10.6           Form of Subsidiary Guaranty




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PIONEER RAILCORP, INC.
                                               (Registrant)


                                        By: /s/J. Michael Carr
                                            ------------------------------------
                                                 J. Michael Carr, President and
                                                   Chief Financial Officer


Dated:  February 18, 2005

















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                                  EXHIBIT INDEX
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

             NUMBER                        DESCRIPTION
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
             Exhibit 10.1                Loan Agreement
             Exhibit 10.2                Term Promissory Note
             Exhibit 10.3                Revolving Credit Promissory Note
             Exhibit 10.4                Pledge and Security Agreement
             Exhibit 10.5                Form of Subsidiary Security Agreement
             Exhibit 10.6                Form of Subsidiary Guaranty

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